J.P. MORGAN FUNDS

JPMorgan Tax Aware Equity Fund

(All Share Classes)

(each, a series of JPMorgan Trust I)

Supplement dated November 18, 2020

to the Statement of Additional Information

dated March 1, 2020, as supplemented

Effective immediately, the information in the “Portfolio Managers – Portfolio Managers’ Other Accounts Managed” section of the Statement of Additional Information with respect to the Tax Aware Equity Fund is deleted in its entirety and replaced with the following:

Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Tax Aware Equity Fund
Susan Bao Laura Huang[1]	2 1	$5,832,249 77,839	5 0	$5,211,151 0	13 0	$11,179,554 0

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Tax Aware Equity Fund
Susan Bao	0	$0	6	$4,091,331	0	$0
Laura Huang[1]	0	0	0	0	0	0

In addition, effective immediately, the information in the “Portfolio Managers – Portfolio Managers’ Ownership of Securities” section of the Statement of Additional Information with respect to the Tax Aware Equity Fund is deleted in its entirety and replaced with the following:

Aggregate Dollar Range of Securities in the Fund
	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Tax Aware Equity Fund
Susan Bao							X
Laura Huang[1]			X

[1]	As of June 30, 2020.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-SAI-TAE-1120